Exhibit 10.8

AMENDED AND RESTATED REGISTRATION AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”), dated as of February 28, 2023, is made and entered into by and among Lavoro Limited, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo” or the “Company”), TPB Acquisition Corporation I, a Cayman Islands exempted company (the “SPAC”), TPB Acquisition Sponsor I, LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned parties listed under Holder on the signature page hereto (each such party, together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, the SPAC, the Sponsor and certain other parties are party to that certain Registration Rights Agreement, dated as of August 13, 2021 (the “Original RRA”);

WHEREAS, the Company, the SPAC, Lavoro Agro Cayman, an exempted company incorporated with limited liability in the Cayman Islands (“Lavoro”), and certain other parties entered into that certain Business Combination Agreement, dated as of September 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which the parties to the Business Combination Agreement are consummating the business combination involving Lavoro contemplated thereunder (the “Business Combination”);

WHEREAS, as a result of the transactions contemplated in the Business Combination Agreement, the Company has 116,608,329 Class A ordinary shares, par value $0.001 per share (the “Ordinary Shares”), issued and outstanding;

WHEREAS, pursuant to Section 6.8 of the Original RRA, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the SPAC and the Holders (as defined in the Original RRA) of at least a majority-in-interest of the Registrable Securities (as defined in the Original RRA) at the time in question, and the Sponsor is a Holder of at least a majority-in-interest of the Registrable Securities as of the date hereof;

WHEREAS, the Sponsor and the other parties hereto desire to amend and restate the Original RRA in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree that the Original RRA is hereby amended and restated in its entirety, as of and contingent upon the closing of the Business Combination, as follows:

ARTICLE 1
DEFINITIONS

1.1.          Definitions. The terms defined in this Article 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Additional Holder” shall have the meaning given in Section 5.15.

“Additional Holder Ordinary Shares” shall have the meaning given in Section 5.15.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of the Company, after  consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning given in the Recitals.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Closing” shall have the meaning given in the Business Combination Agreement.

“Closing Date” shall have the meaning given in the Business Combination Agreement.

“Demanding Holder” shall have the meaning given in subsection 2.2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form F-1 Shelf” shall have the meaning given in subsection 2.1.1.

“Form F-3 Shelf” shall have the meaning given in subsection 2.1.1.

“Founder Shares” shall mean the Class B Ordinary Shares and shall be deemed to include the Ordinary Shares issuable upon conversion thereof (including the securities of the Company into which the Founder Shares are converted as a result of the consummation of the transactions contemplated by the Business Combination Agreement).

“Holders” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.2.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean a person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the lock-up period under the Sponsor Letter Agreement and any other applicable agreement between such Holder and the Company, and to any transferee thereafter.

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“Private Placement Warrants” shall have the meaning given in the Original RRA (including the securities of the Company into which the Private Placement Warrants are converted as a result of the consummation of the transactions contemplated by the Business Combination Agreement).

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any Ordinary Shares issued or issuable upon the exercise of any other security of the Company (including the Private Placement Warrants) held by a Holder as of immediately following the Closing, (b) any Ordinary Shares or any other equity security of the Company acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (“Rule 144”)) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company, (c) any Additional Holder Ordinary Shares and (d) any other equity security of the Company issued or issuable with respect to any such Ordinary Share referenced in clauses (a), (b) or (c) by way of a share capitalization, share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation, amalgamation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 (but with no volume or other restrictions or limitations, including as to manner or timing of sale); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; provided, further, that notwithstanding anything to the contrary in this Agreement, no Ordinary Shares received by a Holder as a result of the conversion of any class A ordinary shares, par value $0.0001 per share, of SPAC subscribed for pursuant to a PIPE Investment (as defined in the Business Combination Agreement) shall be deemed to constitute Registrable Securities hereunder (for the avoidance of doubt, such Ordinary Shares shall instead benefit from the registration rights, if any, provided for under the agreement(s) relating to such PIPE Investment(s)).

“Registration” shall mean a registration effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration incurred by the Company, including, without limitation, the following:

(A)	all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Ordinary Shares are then listed;

(B)	fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)	printing, messenger, telephone and delivery expenses;

(D)	reasonable fees and disbursements of counsel for the Company;

(E)	reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F)	reasonable fees and expenses of one (1) U.S. legal counsel selected by the majority-in-interest of the Demanding Holders.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form F-1 Shelf, the Form F-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Sponsor” shall have the meaning given in the Recitals hereto.

“Sponsor Letter Agreement” shall mean that certain letter agreement, dated as of August 13, 2021, by and between the Company, the Sponsor and the Insiders, as amended.

“Sponsor Director” means an individual elected to the Board that has been nominated by the Sponsor pursuant to this Agreement.

“Subsequent Shelf Registration Statement” shall have the meaning given in subsection 2.1.2.

“Takedown Requesting Holder” shall have the meaning given in subsection 2.2.1.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.2.1.

ARTICLE 2
REGISTRATIONS AND OFFERINGS

2.1.          Shelf Registrations.

2.1.1.       Filing. Within 30 calendar days following the Closing Date, the Company shall use commercially reasonable efforts to submit to or file with the Commission a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) or a Registration Statement for a Shelf Registration on Form F-3 (the “Form F-3 Shelf”), if the Company is then eligible to use a Form F-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two Business Days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (b) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any outstanding Registrable Securities. In the event the Company files a Form F-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form F-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form F-3 Shelf as soon as practicable after the Company is eligible to use Form F-3. In no event shall a Holder be identified as a statutory underwriter in a Registration Statement unless requested by the Commission. The Company’s obligation under this subsection 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.2.       Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities included thereon are still outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included thereon. Any such Subsequent Shelf Registration Statement shall be on Form F-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this subsection 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.3.       Additional Registrable Securities. Subject to Section 3.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of one or more Holders holding, individually or collectively, at least 10% of the Registrable Securities, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such additional Registrable Securities to be so covered once per calendar for the Sponsor.

2.2.          Underwritten Shelf Takedowns.

2.2.1.       Requests for Underwritten Shelf Takedowns. At any time and from time to time after a Shelf has been declared effective by the Commission, the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities (the “Demanding Holders”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holders, in the aggregate, with a total offering price (including piggyback Registrable Securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $30,000,000 (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company at least 48 hours prior to the public announcement of such Underwritten Shelf Takedown, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Company shall include in any Underwritten Shelf Takedown the securities requested to be included by any Holder (each a “Takedown Requesting Holder”) at least 24 hours prior to the public announcement of such Underwritten Shelf Takedown pursuant to written contractual piggyback registration rights of such Takedown Requesting Holder (including to those set forth herein). Subject to subsection 2.5.4, the Company shall have the right to select the Underwriter or Underwriters for such Underwritten Shelf Takedown (which shall consist of one or more reputable nationally recognized investment banks), subject to the majority-in-interest of the Demanding Holders’ approval (which shall not be unreasonably withheld, conditioned or delayed). The Holders may each demand not more than two (2) Underwritten Shelf Takedowns pursuant to this subsection 2.2.1 in any twelve (12)-month period. Notwithstanding anything to the contrary in this Agreement, the Company may effectuate any Underwritten Offering pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering

2.2.2.       Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Demanding Holders and the Takedown Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Takedown Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Demanding Holders that can be sold without exceeding the Maximum Number of Securities, determined pro rata based on the respective number of Registrable Securities that each Demanding Holder has so requested to be included in such Underwritten Shelf Takedown; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities of the Takedown Requesting Holders, if any, that can be sold without exceeding the Maximum Number of Securities, determined Pro Rata based on the respective number of Registrable Securities that each Takedown Requesting Holder has so requested to be included in such Underwritten Shelf Takedown.

2.2.3.       Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Underwritten Shelf Takedown. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Holder for purposes of subsection 2.2.1, unless either (i) such Demanding Holder has not previously withdrawn any Underwritten Shelf Takedown or (ii) such Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to a withdrawal under this subsection 2.2.3 (other than if a Demanding Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this subsection 2.2.3).

2.3.          Piggyback Registration.

2.3.1.       Piggyback Rights. Subject to subsection 2.5.3, if the Company or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto, (iii) for an offering of debt that is convertible into equity securities of the Company (iv) for a dividend reinvestment plan, (v) for a Block Trade or (vi) for an Other Coordinated Offering, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than 10 days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) business days after receipt of such written notice (such registered offering a “Piggyback Registration”). Subject to subsection 2.3.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.3.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.3.1 shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering by the Company.

2.3.2.       Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Ordinary Shares or other equity securities that the Company desires to sell, taken together with (i) the Ordinary Shares or other equity securities, if any, as to which Registration or registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Ordinary Shares or other equity securities, if any, as to which a Registration or registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:

(a)          If the Registration or registered offering is undertaken for the Company’s account, the Company shall include in any such Registration or registered offering (A) first, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, pro rata based on the respective number of Registrable Securities that each Holder has so requested exercising its rights to register its Registrable Securities pursuant to subsection 2.3.1 hereof, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b)          If the Registration or registered offering is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or registered offering (A) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1, pro rata, pro rata based on the respective number of Registrable Securities that each Holder has so requested exercising its rights to register its Registrable Securities pursuant to subsection 2.3.1 hereof, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Ordinary Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(c)          if the Registration or registered offering and Underwritten Shelf Takedown is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.2, then the Company shall include in any such Registration or registered offering securities in the priority set forth in subsection 2.2.2.

2.3.3.       Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by subsection 2.2.3) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.3.3.

2.4.          Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade or Other Coordinated Offering), if requested by the managing Underwriters, each Holder that is (a) an executive officer, (b) a director or (c) Holder in excess of five percent (5%) of the outstanding Ordinary Shares (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not transfer any Ordinary Shares or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

2.5.          Block Trades; Other Coordinated Offerings.

2.5.1.       Notwithstanding any other provision of this Article 2, but subject to Section 3.4, at any time and from time to time when an effective Form F-3 Shelf is on file with the Commission, if a Demanding Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow” (including without limitation a same day trade, overnight trade or similar transaction) off of such Form F-3 Shelf, an offer commonly known as a “block trade” (a “Block Trade”), or (b) an “at the market” or similar registered offering off of such Form F-3 Shelf through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, (x) with a total offering price reasonably expected to exceed $30,000,000 in the aggregate, net of underwriting discounts and commissions or (y) with respect to all remaining Registrable Securities held by the Demanding Holder, provided that the total offering price is reasonably expected to exceed $30,000,000 in the aggregate, then such Demanding Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least three Business Days prior to the day such offering is to commence and the Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.

2.5.2.       Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to withdraw from a Block Trade or Other Coordinated Offering for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Block Trade or Other Coordinated Offering g. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Block Trade or Other Coordinated Offering prior to a withdrawal under this subsection 2.5.2

2.5.3.       Notwithstanding anything to the contrary in this Agreement, Section 2.3 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Agreement.

2.5.4.       The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.5.5.       Demanding Holders in the aggregate may demand no more than two Block Trades or Other Coordinated Offerings pursuant to this Section 2.5 in any 12-month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.5 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to subsection 2.2.1 hereof.

ARTICLE 3
COMPANY PROCEDURES

3.1.          General Procedures. If at any time on or after the date hereof the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as soon as reasonably practicable:

3.1.1.       prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or have ceased to be Registrable Securities;

3.1.2.       prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority-in-interest of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3.       prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided that the Company shall have no obligation to furnish any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”);

3.1.4.       prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5.       cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6.       provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7.       advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8.       at least three days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.9.       notify the Holders of Registrable Securities at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;

3.1.10.     in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11.     obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such Underwriters, broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12.     in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;

3.1.13.     in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

3.1.14.     make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated by the Commission then in effect);

3.1.15.     with respect to an Underwritten Shelf Takedown involving gross proceeds in excess of $50,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16.     otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a Registration as an Underwriter, broker, sales agent or placement agent, as applicable.

3.2.          Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as any brokerage fees, and, other than as set forth in the definition of “Registration Expenses,” all legal fees and expenses of any legal counsel representing the Holders. It is further understood that the Company shall not be responsible for any costs or expenses incurred by any Underwriter (including, for the avoidance of doubt, legal fees and expenses of any counsel to the Underwriters).

3.3.          Requirements for Participation in Registration Statement in Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information in writing, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company reasonably determines, based on the advice of counsel, that it is necessary or advisable to include such information in the applicable Registration Statement or Prospectus and such Holder continues thereafter to withhold such information. In addition, no person or entity may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. For the avoidance of doubt, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the Registration of any other Holder’s Registrable Securities to be included in such Registration.

3.4.          Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.4.1.       If (i) the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the majority of the Board such Registration, be seriously detrimental to the Company and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, or (ii) the majority of the Board determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with any statement or communication that relates to changes to historical accounting policies of Company or the SPAC in connection with any order, directive, guideline, comment or recommendation from the Commission with respect to securities issued in, or other matters related to, the SPAC’s initial public offering, then the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.4.2.       Subject to subsection 3.4.3, (a) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all commercially reasonable efforts to maintain the effectiveness of the applicable Registration Statement, or (b) if, pursuant to Section 2.2, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Sections 2.2 or 2.5.

3.4.3.       The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to subsection 3.4.1 or a registered offering pursuant to subsection 3.4.2 shall not be exercised by the Company, on more than three (3) occasions or for more than ninety (90) consecutive calendar days or more than one hundred and twenty (120) total calendar days in each case, during any twelve (12)-month period.

3.4.4.       Notwithstanding anything herein to the contrary, if the Commission prevents the Company from including any or all of the Registrable Securities proposed to be registered for resale under a Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable Holders or otherwise, (a) such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission and (b) the number of Registrable Securities to be registered for each selling Holder named in the Registration Statement shall be reduced pro rata among all such selling Holders; and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file a new Registration Statement to register such Registrable Securities not included in the initial Registration Statement and shall use commercially reasonable efforts to have such amendment or Registration Statement to become effective as promptly as practicable.

3.5.          Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings, provided that any documents publicly filed or furnished with the Commission pursuant to EDGAR shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission, to the extent that such rule or such successor rule is available to the Company). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE 4
INDEMNIFICATION AND CONTRIBUTION

4.1.          Indemnification.

4.1.1.       The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person or entity who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information or affidavit furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2.       In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or caused to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the total liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3.       Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4.       The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5.       If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.

ARTICLE 5
MISCELLANEOUS

5.1.          Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed:

if to the Company, to:

Lavoro Agro Limited
Av. Dr. Cardoso de Melo, 1450, 5th floor, office 501
São Paulo—SP, 04548-005, Brazil
Attention: Laurence Beltrão Gomes
Email: [***]

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Manuel Garciadiaz
Email: [***]

if to the Sponsor, to:

TPB Acquisition Corporation I
1 Letterman Drive, Suite A3-1
San Francisco, CA 94129
Attention: David Friedberg
Email: [***]

with copy to (which shall not constitute notice):

Cooley LLP
3 Embarcadero Center, 20th Floor
San Francisco, CA 94111
Attention: Rachel Proffitt
Email: [***]

and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records.

Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective 30 days after delivery of such notice as provided in this Section 5.1.

5.2.          Assignment; No Third Party Beneficiaries.

5.2.1.       This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2.       This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.3.       This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.4.       No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3.          Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

5.4.          Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, shall be disregarded in determining the party’s intent or the effectiveness of such signature.

5.5.          Entire Agreement; Restatement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written. Upon the Closing, the Original RRA shall no longer be of any force or effect.

5.6.          Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

5.7.          WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE SPONSOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.8.          Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.9.          Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

5.10.        Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

5.11.        Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Holders may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

5.12.        Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.13.        Term. This Agreement shall terminate, with respect to any Holder, upon the earlier of (i) the fourth anniversary of the date of this Agreement or (ii) the date as of which such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article 4 shall survive any termination.

5.14.        Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

5.15.        Additional Holders; Joinder. In addition to persons or entities who may become Holders pursuant to Section 5.2 hereof, subject to the prior written consent of the Sponsor, the Company may make any person or entity who acquires Ordinary Shares or rights to acquire Ordinary Shares after the date hereof a party to this Agreement (each such person or entity, an “Additional Holder”) by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Such Joinder shall specify the rights and obligations of the applicable Additional Holder under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Holder, the Ordinary Shares then owned, or underlying any rights then owned, by such Additional Holder (the “Additional Holder Ordinary Shares”) shall be Registrable Securities to the extent provided herein and therein and such Additional Holder shall be a Holder under this Agreement with respect to such Additional Holder Ordinary Shares.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

LAVORO LIMITED

By:	/s/ Daniel Fisberg
Name:	Daniel Fisberg
Title:	Director

By:	/s/ Marcos de Mello Mattos Haaland
Name:	Marcos de Mello Mattos Haaland
Title:	Director

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDERS:

TPB ACQUISITION SPONSOR I, LLC

By:	/s/ David Friedberg
Name:	David Friedberg
Title:	Manager

[Signature Page to A&R Registration Rights Agreement]